   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 2005

                                                     REGISTRATION NO. 333-127004
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ------------------

                        PRE-EFFECTIVE AMENDMENT NO. 3 TO

                                   FORM S-11
                         REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              ------------------
                        ME PORTFOLIO MANAGEMENT LIMITED
                              (ABN 79 005 964 134)
      (Exact name of registrant as specified in its governing instruments)
                              ------------------
                                    LEVEL 23
                               360 COLLINS STREET
                               MELBOURNE VIC 3000
                                   AUSTRALIA
                            TELEPHONE: 613 9605 6000

(Address, including zip code/post code, and telephone number, including area code, of registrant's principal executive offices)
                              ------------------
                               AGENT FOR SERVICE

                             CT CORPORATION SYSTEM
                               111 EIGHTH AVENUE
                                   13TH FLOOR
                            NEW YORK, NEW YORK 10011
                            TELEPHONE: 212-590-9100

(Name, address, including zip code and telephone number, including area code, of agent for service)
                              ------------------
           NICHOLAS VAMVAKAS                   WARREN LOUI, ESQ.
      ME PORTFOLIO MANAGEMENT LIMITED     MAYER, BROWN, ROWE & MAW LLP
      LEVEL 23, 360 COLLINS STREET      350 S. GRAND AVENUE, 25TH FLOOR
        MELBOURNE VIC 3000, AUSTRALIA        LOS ANGELES, CA 90071
                              ------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME
TO TIME ON OR AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT, AS
DETERMINED BY MARKET CONDITIONS.

     IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING
PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND
LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE
REGISTRATION STATEMENT FOR THE SAME OFFERING. [ ]

     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C)
UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT
REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT
FOR THE SAME OFFERING. [ ]

     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(D)
UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT
REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT
FOR THE SAME OFFERING. [ ]

     IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434
CHECK THE FOLLOWING BOX. [ ]

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
                                                            PROPOSED MAXIMUM    PROPOSED MAXIMUM
         TITLE OF EACH CLASS OF           AMOUNT TO BE         OFFERING       AGGREGATE OFFERING         AMOUNT OF
      SECURITIES TO BE REGISTERED          REGISTERED       PRICE PER UNIT          PRICE           REGISTRATION FEE*
-------------------------------------------------------------------------------------------------------------------------

 Class A1 Mortgage Backed Floating Rate
  Notes ...............................   $950,000,000           100%            $950,000,000          $111,815
-------------------------------------------------------------------------------------------------------------------------

* Of which $94,160 has already been paid.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.
================================================================================

                             CROSS REFERENCE SHEET

                NAME AND CAPTION IN FORM S-11                         CAPTION IN PROSPECTUS
                -----------------------------                         ---------------------

1.    Forepart of Registration Statement and Outside     Front Cover of Registration Statement; Outside
      Front Cover Page of Prospectus                     Front Cover Page of Prospectus
2.    Inside Front and Outside Back Cover Pages of       Inside Front Cover Page of Prospectus; Outside
      Prospectus                                         Back Cover Page of Prospectus
3.    Summary Information, Risk Factors and Ratio        Summary of the Notes; Risk Factors
      of Earnings to Fixed Charges
4.    Determination of Offering Price                                           *
5.    Dilution                                                                  *
6.    Selling Security Holders                                                  *
7.    Plan of Distribution                               Plan of Distribution
8.    Use of Proceeds                                    Use of Proceeds
9.    Selected Financial Data                                                   *
10.   Management's Discussion and Analysis of            Description of the Fund; Description of the
      Financial Condition and Results of Operations      Assets of the Fund
11.   General Information as to Registrant               The Issuer Trustee, the Mortgage Manager and
                                                         the Manager
12.   Policy with respect to Certain Activities          Description of the Class A Notes
13.   Investment Policies of Registrant                  Description of the Transaction Documents
14.   Description of Real Estate                         Description of the Assets of the Fund;
                                                         Superannuation Members' Home Loans
                                                         Residential Loan Program
15.   Operating Data                                                            *
16.   Tax Treatment of Registrant and Its Security       United States Federal Income Tax Matters,
      Holders                                            Australian Tax Matters
17.   Market Price of and Dividends on the                                      *
      Registrant's Common Equity and Related
      Stockholder Matters
18.   Description of Registrant's Securities             Description of the Class A Notes
19.   Legal Proceedings                                                         *
20.   Security Ownership of Certain Beneficial           The Issuer Trustee, the Mortgage Manager and
      Owners and Management                              the Manager
21.   Directors and Executive Officers                                          *
22.   Executive Compensation                                                    *
23.   Certain Relationships and Related Transactions                            *
24.   Selection, Management and Custody of               Description of the Class A Notes; Description
      Registrant's Investments                           of the Transaction Documents; Superannuation
                                                         Members' Home Loans Residential Loan
                                                         Program
25.   Policies with Respect to Certain Transactions      Description of the Class A Notes
26.   Limitations of Liability                           Description of the Transaction Documents
27.   Financial Statements and Information                                      *
28.   Interests of Named Experts and Counsel                                    *
29.   Disclosure of Commission Position on               Part II of Registration Statement
      Indemnification for Securities Act Liabilities
30.   Quantitative and Qualitative Disclosures about                            *
      Market Risk

----------
* Not Applicable

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 31. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the notes being registered under this registration statement, other than underwriting discounts and commissions:

   SEC Registration Fee ...............    $111,815
   Printing and Engraving .............    $ 40,000
   Legal Fees and Expenses ............    $300,000
   Trustee Fees and Expenses ..........    $ 50,000
   Rating Agency Fees .................    $120,000
   Accounting Fees & Expenses .........    $ 50,000
   Miscellaneous ......................    $ 30,000
                                           --------
      Total ...........................    $701,815
                                           ========

----------
*     All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of the Notes.

ITEM 33. RECENT SALES OF UNREGISTERED SECURITIES.

     The following information relates to securities of the registrant issued or sold by the registrant, or for which it has acted as trust manager with respect to, that were not registered under the Securities Act:

     1.   The registrant was incorporated on January 27, 1982. 100,000 fully paid shares of A$1.00 each were allotted to Members Equity Bank Pty
          Limited (formerly known as Members Equity Pty Limited) on February 29,
          1996.

     2.   The registrant acted as manager with respect to the following:

                                      II-1

                            SMHL GLOBAL         SMHL GLOBAL        SMHL GLOBAL        SMHL GLOBAL
                             FUND NO. 2         FUND NO. 3         FUND NO. 4         FUND NO. 5
------------------------------------------------------------------------------------------------------

 DATE                     June 15, 2001       October 24, 2002   May 1, 2003        November 21,
                                                                                    2003
------------------------------------------------------------------------------------------------------
 AMOUNT                   US$582,100,000      US$1,400,000,000   US$1,000,000,000   US$750,000,000
                          A$17,500,000        A$33,700,000       A$30,000,000       A$20,700,000
------------------------------------------------------------------------------------------------------
 TYPE                     Mortgage Backed     Mortgage Backed    Mortgage Backed    Mortgage Backed
                          Floating Rate       Floating Rate      Floating Rate      Floating Rate
                          Notes               Notes              Notes              Notes
------------------------------------------------------------------------------------------------------
                          Class A-1 Notes     Class A Notes      Class A Notes      Class A Notes
                          US$220,000,000      US$1,400,000,000   US$1,000,000,000   US$750,000,000
                          Class A-2 Notes     Class B Notes      Class B Notes      Class B Notes
                          US$362,100,000      A$33,700,000       A$30,000,000       A$20,700,000
                          Class B Notes
                          A$17,500,000
------------------------------------------------------------------------------------------------------
 EXEMPTION                Class A-1 and       Class A Notes      Class A Notes      Class A Notes
   FROM REGISTRATION      Class A-2 were      were registered    were registered    were registered
                          privately placed    in USA; Class B    in USA; Class B    in USA; Class B
                          pursuant to         Notes were         Notes were         Notes were
                          exemptions from     offered in Asia,   offered in Asia,   offered in Asia,
                          registration        Australia, the     Australia, the     Australia, the
                          provided by Rule    United Kingdom     United Kingdom     United Kingdom
                          144A under the      and Europe, not    and Europe, not    and Europe, not
                          Securities Act of   offered in the     offered in the     offered in the
                          1933 and            USA.               USA.               USA.
                          Regulation S
                          under the
                          Securities Act of
                          1933;
                          Class B were
                          100% domestic
                          issue, not offered
                          in the USA.
------------------------------------------------------------------------------------------------------
 PRINCIPAL UNDERWRITERS   Credit Suisse       Credit Suisse      Credit Suisse      Credit Suisse
                          First Boston        First Boston       First Boston       First Boston
                          Corporation,        Corporation        Deutsche Bank      Deutsche Bank
                          Deutsche Banc       Deutsche Bank      Securities Inc.    Securities Inc.
                          Alex. Brown and     Securities Inc.    Citigroup Global   Citigroup Global
                          UBS Warburg         National           Markets Inc.       Markets Inc.
                                              Australia Bank,    UBS Warburg
                                              Hong Kong          LLC
                                              Branch
                                              Salomon Smith
                                              Barney Inc.
------------------------------------------------------------------------------------------------------

                                                                       SMHL                 SMHL
                            SMHL GLOBAL        SMHL GLOBAL        SECURITIZATION       SECURITIZATION
                            FUND NO. 6          FUND NO. 7          FUND NO. 10         FUND NO. 11
------------------------------------------------------------------------------------------------------

 DATE                     April 14, 2004     September 16,       December 6,          September 27,
                                             2004                2001                 2002
------------------------------------------------------------------------------------------------------
 AMOUNT                   US$1,000,000,000   US$750,000,000      A$500,000,000        A$2,226,000,000
                          A$26,600,000       |Hm500,000,000
                                             A$35,100,000
------------------------------------------------------------------------------------------------------
 TYPE                     Mortgage Backed    Mortgage Backed     Mortgage Backed      Mortgage Backed
                          Floating Rate      Floating Rate       Floating Rate        Floating Rate
                          Notes              Notes               and Fixed Rate       Notes issuable
                                                                 Notes                from time to
                                                                                      time
------------------------------------------------------------------------------------------------------
                          Class A Notes      Class A1 Notes      Class A1-1 Notes     Class A Notes
                          US$1,000,000,000   US$750,000,000      A$275,000,000        A$2,199,200,000
                          Class B Notes      Class A-2 Notes     Class A2 Notes       Class B Notes
                          A$26,600,000       |Hm500,000,000      A$217,750,000        A$26,800,000
                                             Class B Notes       Class B Notes
                                             A$35,100,000        A$7,250,000
------------------------------------------------------------------------------------------------------
 EXEMPTION                Class A Notes      Class A1 Notes      Class A and          Class A and
   FROM REGISTRATION      were registered    were registered     Class B Notes        Class B Notes
                          in USA; Class B    in USA; Class       were 100%            were 100%
                          Notes were         A2 Notes were       domestic issue,      domestic issue,
                          offered in Asia,   exempt from         not offered in the   not offered in the
                          Australia, the     registration        USA.                 USA.
                          United Kingdom     pursuant to
                          and Europe, not    Regulation S
                          offered in the     under the
                          USA.               Securities Act of
                                             1933; Class B
                                             were 100%
                                             domestic issue,
                                             not offered in the
                                             USA
------------------------------------------------------------------------------------------------------
 PRINCIPAL UNDERWRITERS   Credit Suisse      Credit Suisse       Credit Suisse        Directly placed
                          First Boston       First Boston LLC    First Boston         by registrant in
                          Deutsche Bank      Deutsche Bank       Australia            Australia to
                          Securities Inc.    Securities Inc.     Securities Ltd       Australian
                          Citigroup Global   Citigroup Global    Macquarie Bank       investors only
                          Markets Inc.       Markets Inc.        Limited
                                             SG Americas         National
                                             Securities, LLC     Australia Bank
------------------------------------------------------------------------------------------------------

                                      II-2

                            SMHL GLOBAL          SMHL GLOBAL          SMHL GLOBAL
                            FUND NO. 2           FUND NO. 3           FUND NO. 4
--------------------------------------------------------------------------------------

 UNDERWRITING FEES       US$873,150 for        US$1,960,000 for     US$1,400,000 for
                         Class A-1 and         Class A and          Class A Notes
                         Class A-2 Notes       A$47,180 for         and A$46,200 for
                         and A$21,000 for      Class B Notes        Class B Notes
                         Class B Notes
--------------------------------------------------------------------------------------
 OFFERING                Class A-1:            Class A: LIBOR       Class A: LIBOR
   PRICE                 LIBOR +               + 0.220%,            + 0.220%
                         0.090%,               Class B: BBSW +      Class B: BBSW +
                         Class A-2:             0.550%              0.700%
                         LIBOR + 0.225%
                         and
                         Class B: BBSW +
                         0.550%
--------------------------------------------------------------------------------------
 WEIGHTED AVERAGE LIFE   Class A-1: 0.99       Class A: 2.796       Class A: 2.67
   TO CALL               years                 years                years
                         Class A-2: 4.72       Class B: 5.85        Class B: 6.19
                         years                 years                years
                         Class B: 7.00
                         years
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               SMHL                SMHL
                            SMHL GLOBAL          SMHL GLOBAL          SMHL GLOBAL          SECURITIZATION      SECURITIZATION
                            FUND NO. 5           FUND NO. 6            FUND NO. 7           FUND NO. 10         FUND NO. 11

-----------------------------------------------------------------------------------------------------------------------------
 UNDERWRITING FEES       US$1,050,000 for     US$1,400,000 for     US$1,050,000 for      A$600,000 for         N/A
                         Class A Notes        Class A Notes        Class A1 and          Class A and
                         and A$28,890 for     and A$36,575 for     EUR700,000 for        Class B Notes
                         Class B Notes        Class B Notes        Class A2 Notes
                                                                   and A$48,262.50
                                                                   for Class B Notes
-----------------------------------------------------------------------------------------------------------------------------
 OFFERING                Class A: LIBOR       Class A: LIBOR       Class A1:             Class A1-1:           Varying prices
   PRICE                 + 0.220%             + 0.160%             LIBOR + 0.140%        5.585% and after      determined at
                         Class B: BBSW +      Class B: BBSW +      Class A2:             12/15/04 BBSW +       the time of sale
                         0.850%               0.650%               LIBOR + 0.140%         0.650%,
                                                                   Class B: BBSW +       Class A2: BBSW
                                                                   0.55%                 + 0.370% and
                                                                                         Class B: BBSW +
                                                                                          0.530%
-----------------------------------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE LIFE   Class A: 2.69        Class A: 2.63        Class A1: 2.55        Class A1-1: 3.03      N/A
   TO CALL               years                years                years                 years
                         Class B: 5.97        Class B: 6.07        Class A2: 2.55        Class A2: 3.99
                         years                years                years                 years
                                                                   Class B: 5.98         Class B: 7.02
                                                                   years                 years
-----------------------------------------------------------------------------------------------------------------------------

                                      II-3

--------------------------------------------------------------------------------------------------
                               SMHL              SMHL               SMHL               SMHL
                          SECURITIZATION    SECURITIZATION     SECURITIZATION     SECURITIZATION
                           FUND NO. 12        FUND 2003-1        FUND 2003-2        FUND 2004-1

--------------------------------------------------------------------------------------------------
 DATE                     May 27, 2003      July 17, 2003      September 12,      May 18, 2004
                                                               2003
--------------------------------------------------------------------------------------------------
 AMOUNT                   Up to             A$700,000,000      A$1,000,000,000    A$750,000,000
                          A$3,500,000,000
--------------------------------------------------------------------------------------------------
 TYPE                     Mortgage          Mortgage           Mortgage           Mortgage
                          Backed            Backed             Backed             Backed
                          Floating Rate     Floating Rate      Floating Rate      Floating Rate
                          Notes issuable    Notes              Notes              and Fixed Rate
                          from time to                                            Notes
                          time
--------------------------------------------------------------------------------------------------
                          Class A Notes     Class A-1          Class A-1          Class A-1
                          A$3,408,450,000   Notes              Notes              Notes
                          Class B Notes     A$210,000,000      A$376,600,000      A$200,000,000
                          A$36,150,000      Class A-2          Class A-2          Class A-2
                                            Notes              Notes              Notes
                                            A$477,400,000      A$368,300,000      A$436,000,000
                                            Class B Notes      Class A-3          Class A-3
                                            A$12,600,000       Notes              Notes
                                                               A$236,100,000      A$100,000,000
                                                               Class B Notes      Class B Notes
                                                               A$19,000,000       A$14,000,000
--------------------------------------------------------------------------------------------------
 EXEMPTION                Class A and       Class A and        Class A and        Class A and
   FROM REGISTRATION      Class B Notes     Class B Notes      Class B Notes      Class B Notes
                          are 100%          were offered in    were offered in    were offered in
                          domestic issue,   Asia, Australia,   Asia, Australia,   Asia, Australia,
                          not offered in    the United         the United         the United
                          the USA           Kingdom and        Kingdom and        Kingdom and
                                            Europe; Class      Europe; Class      Europe; Class
                                            A and Class B      A and Class B      A and Class B
                                            Notes were not     Notes were not     Notes were not
                                            offered in the     offered in the     offered in the
                                            USA.               USA.               USA.
--------------------------------------------------------------------------------------------------
 PRINCIPAL UNDERWRITERS   Directly placed   Credit Suisse      Credit Suisse      Credit Suisse
   AND OTHER PURCHASERS   by Registrant     First Boston       First Boston       First Boston
                          in Australia to   Australia          Australia          Australia
                          Australian        Securities Ltd     Securities Ltd     Securities Ltd
                          investors only    Macquarie          Macquarie          Macquarie
                                            Bank Limited       Bank Limited       Bank Limited
                                            National           National           National
                                            Australia Bank     Australia Bank     Australia Bank
                                            Westpac            Westpac            Westpac
                                            Banking            Banking            Banking
                                            Corporation        Corporation        Corporation
--------------------------------------------------------------------------------------------------
 UNDERWRITING FEES        N/A               A$924,000 for      A$1,320,000        A$990,000 for
                                            Class A and B      for Class A        Class A and B
                                            Notes              and B Notes        Notes
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 SMHL              SMHL
                               PRIVATE           PRIVATE             SMHL              SMHL               SMHL
                              PLACEMENT         PLACEMENT        WAREHOUSING      SECURITIZATION     SECURITIZATION
                             FUND NO. 11       FUND NO. 12       TRUST 2004-1       FUND 2005-1       FUND 2005-2
-------------------------------------------------------------------------------------------------------------------

 DATE                     July 24, 2001     February 26,      January 16,       February 9,        April 20, 2005
                                            2002              2004              2005
-------------------------------------------------------------------------------------------------------------------
 AMOUNT                   A$1,500,000,000   A$1,240,000,000   Up to             A$750,000,000      A$1,100,000,000
                                                              A$5,000,000,000
-------------------------------------------------------------------------------------------------------------------
 TYPE                     Mortgage          Mortgage          Mortgage          Mortgage           Mortgage
                          Backed            Backed            Backed            Backed             Backed
                          Floating Rate     Floating Rate     Floating Rate     Floating Rate      Floating Rate
                          Notes issuable    Notes issuable    Notes issuable    Notes issuable     Notes issuable
                          from time to      from time to      from time to      from time to       from time to
                          time              time              time              time               time
-------------------------------------------------------------------------------------------------------------------
                          Class A Notes     Class A Notes     Class A Notes     Class A Notes      Class A Notes
                          A$1,480,500,000   A$1,222,600,000   A$2,829,850,000   A$736,500,000      A$1,882,050,000
                          Class B Notes     Class B Notes     Class B Notes     Class B Notes      Class B Notes
                          A$19,500,000      A$17,400,000      A$31,500,000      A$13,500,000       A$20,950,000
-------------------------------------------------------------------------------------------------------------------
 EXEMPTION                Class A and       Class A and       Class A and       Class A and        Class A and
   FROM REGISTRATION      Class B Notes     Class B Notes     Class B Notes     Class B Notes      Class B Notes
                          were 100%         are 100%          are 100%          were offered in    were offered in
                          domestic issue,   domestic issue,   domestic issue,   Asia, Australia,   Asia, Australia,
                          not offered in    not offered in    not offered in    the United         the United
                          the USA.          the USA.          the USA.          Kingdom and        Kingdom and
                                                                                Europe; Class      Europe; Class
                                                                                A and Class B      A and Class B
                                                                                Notes were not     Notes were not
                                                                                offered in the     offered in the
                                                                                USA.               USA.
-------------------------------------------------------------------------------------------------------------------
 PRINCIPAL UNDERWRITERS   Directly placed   Directly placed   Directly placed   Westpac            Macquarie
   AND OTHER PURCHASERS   by Registrant     by Registrant     by Registrant     Banking            Bank Limited
                          in Australia to   in Australia to   in Australia to   Corporation        Credit Suisse
                          Australian        Australian        Australian        Deutsche Bank      First Boston,
                          investors only    investors only    investors only    AG, Sydney         Sydney Branch
                                                                                Branch             National
                                                                                Australia and      Australia Bank
                                                                                New Zealand        Societe
                                                                                Banking Group      Generale
                                                                                Macquarie          Australia
                                                                                Bank Limited       Branch
-------------------------------------------------------------------------------------------------------------------
 UNDERWRITING FEES        N/A               N/A               N/A               N/A                N/A
-------------------------------------------------------------------------------------------------------------------

                                      II-4

-----------------------------------------------------------------------------------------------
                             SMHL              SMHL             SMHL              SMHL
                         SECURITIZATION    SECURITIZATION   SECURITIZATION    SECURITIZATION
                          FUND NO. 12       FUND 2003-1      FUND 2003-2      FUND 2004-1
-----------------------------------------------------------------------------------------------

 OFFERING                Varying prices     Class A-1:       Class A-1:       Class A-1:
   PRICE                 determined at      BBSW +           BBSW +           BBSW +
                         the time of sale   0.250%, Class    0.260%,          0.190%,
                                            A-2: BBSW +      Class A-2:       Class A-2:
                                            0.350% and       BBSW +           BBSW +
                                            Class B:         0.330%,          0.250%,
                                            BBSW +           Class A-3:       Class A-3:
                                            0.850%           BBSW +           6.150% and
                                                             0.400% and       after Nov. 9,
                                                             Class B:         2006 BBSW +
                                                             BBSW +           0.500% and
                                                             0.850%           Class B:
                                                                              BBSW + 0.63%
-----------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE LIFE   N/A                Class A-1 :      Class A-1 :      Class A-1 : 0.5
   TO CALL                                  0.64 years       0.91 years       years Class A-2
                                            Class A-2 :      Class A-2 :      : 2.5 years
                                            3.26 years       2.76 years       Class A-3 : 2.5
                                            Class B : 6.04   Class A-3 :      years Class B :
                                            years            5.57 years       6 years
                                                             Class B : 6.16
                                                             years
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                              SMHL               SMHL
                             PRIVATE            PRIVATE             SMHL              SMHL             SMHL
                            PLACEMENT          PLACEMENT         WAREHOUSING     SECURITIZATION   SECURITIZATION
                           FUND NO. 11        FUND NO. 12       TRUST 2004-1       FUND 2005-1     FUND 2005-2
-----------------------------------------------------------------------------------------------------------------

 OFFERING                varying prices     varying prices     varying prices     Class A:         Class A:
   PRICE                 determined at      determined at      determined at      BBSW 1M +        BBSW 1M +
                         the time of sale   the time of sale   the time of sale   0.18%            0.17%
                                                                                  Class B:         Class B:
                                                                                  BBSW 1M +        BBSW 1M +
                                                                                  0.34%            0.34%
-----------------------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE LIFE   N/A                N/A                N/A                Class A: 2.4     Class A: 2.42
   TO CALL                                                                        years            years
                                                                                  Class B: 6.0     Class B: 5.98
                                                                                  years            years
-----------------------------------------------------------------------------------------------------------------

                                      II-5

ITEM 34. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Pursuant to Part 31 of the Articles of Association of the registrant:

       Every officer, Auditor or agent of the Company is indemnified out of the property of the Company against any liabilities incurred by that person as an officer, Auditor or agent in defending any proceedings, whether civil or criminal, in which judgment is given in that person's favor or in which that person is acquitted or in connection with any application in relation to any such proceedings in which relief is granted under the Corporations
   Law to that person by the Court.

ITEM 36. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

1.1    Form of Underwriting Agreement.*
3.1    Constitution of the Registrant.*
4.1.1  Master Trust Deed.*
4.1.2  Amending and Restating Deed to the Master Trust Deed.*
4.2    Form of the Supplementary Bond Terms Notice.*
4.3    Form of the Security Trust Deed.*
4.4    Form of the Note Trust Deed.*
5.1    Opinion of Mayer, Brown, Rowe & Maw LLP as to legality of the Notes.*
8.1    Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax matters
       (included in Exhibit 5.1 hereof).*
8.2    Opinion of Greenwoods & Freehills Pty Limited as to certain tax matters.*
10.1   The Mortgage Origination and Management Agreement.*
10.2   Deed of Novation of the Mortgage Origination and Management Agreement.*
10.3   Deed of Amendment of the Mortgage Origination and Management Agreement.*
10.4   Amending Deeds of the Mortgage Origination and Management Agreement.*
10.4.1 Nomination Notice -- SMHL Mortgage Origination and Management Agreement.*
10.5   Form of Fixed-Floating Rate Swap.*
10.6   Management Support Deed.*
10.6.1 Amending Deed to the Management Support Deed.*
10.7   Form of Payment Funding Facility.*
10.8   Form of the Cross Currency Swap.*
10.9   Form of Redraw Funding Facility Agreement.*
10.10  Form of Top-Up Funding Facility Agreement.*
23.1   Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.1 hereof).*
23.2   Consent of Greenwoods & Freehills Pty Limited (included in Exhibit
       8.2 hereof).*
23.3   Consent of Freehills (included in Exhibit 99.1 hereof).*
24.1   Power of Attorney (included on signature pages of the Registration
       Statement).*
25.1   Statement of Eligibility of Note Trustee.*
99.1   Opinion of Freehills as to Enforceability of U.S. Judgments under
       Australian Law.*

----------

*  Previously filed.

ITEM 37. UNDERTAKINGS.

     (a) Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the
Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the

                                      II-6

payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the
Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (b) Undertakings pursuant to Rule 430A.

     The Registrant hereby undertakes:

       1. For purposes of determining any liability under the Securities Act of
   1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
   (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

       2. For the purposes of determining any liability under the Securities
   Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      II-7

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Pre-Effective
Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, USA on the 20th day of September 2005.

                                        ME Portfolio Management Limited

                                        By: /s/ Elizabeth S. Choi
                                            ------------------------------------
                                        Name:  Elizabeth S. Choi
                                        Title: Attorney-in-Fact pursuant to
                                               Power of Attorney dated
                                               July 28, 2005

                                      II-8

     Pursuant to the requirements of the Securities Act of 1933, this
Pre-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons acting in the following capacities for ME Portfolio
Management Limited and on the dates indicated.

           SIGNATURE                           TITLE                        DATE
-------------------------------   -------------------------------   -------------------

   * /s/ Elizabeth S. Choi        Director                          September 20, 2005
-----------------------------
       Anthony Wamsteker

   * /s/ Elizabeth S. Choi        Director                          September 20, 2005
-----------------------------     (Chief Financial Officer)
       Nicholas Vamvakas          (Principal Accounting Officer)

  * /s/ Elizabeth S. Choi         Director                          September 20, 2005
-----------------------------
        David Tennant

   By: * /s/ Elizabeth S. Choi
       --------------------------
       Elizabeth S. Choi
       Attorney in fact
       pursuant to Power of
       Attorney dated July 28, 2005

                                      II-9

                   SIGNATURE OF AGENT FOR SERVICE OF PROCESS

     Pursuant to the requirements of the Securities Act of 1933, the undersigned hereby certifies that it is the agent for service of process in the
United States of this Pre-Effective Amendment No. 3 to the Registrant with respect to this Pre-Effective Amendment No. 3 to the Registration Statement and
signs this Pre-Effective Amendment No. 3 to the Registration Statement solely in such capacity.

                                    CT CORPORATION SYSTEM

                                    By: /s/ Don Boadway
                                        -----------------------------------
                                    Name: Don Boadway, Assistant Secretary

                                    Address: CT Corporation System
                                             111 Eighth Avenue
                                             13th Floor
                                             New York, New York 10011
                                    Telephone: (212) 590-9100

                                     II-10

                                EXHIBITS INDEX

  EXHIBIT
    NO.                                    DESCRIPTION OF EXHIBIT
    ---                                    ----------------------

   1.1       Form of Underwriting Agreement.*
   3.1       Constitution of the Registrant.*
   4.1.1     Master Trust Deed.*
   4.1.2     Amending and Restating Deed to the Master Trust Deed.*
   4.2       Form of the Supplementary Bond Terms Notice.*
   4.3       Form of the Security Trust Deed.*
   4.4       Form of the Note Trust Deed.*
   5.1       Opinion of Mayer, Brown, Rowe & Maw LLP as to legality of the Notes.*
   8.1       Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax matters (included in
             Exhibit 5.1 hereof).*
   8.2       Opinion of Greenwoods & Freehills Pty Limited as to certain tax matters.*
  10.1       The Mortgage Origination and Management Agreement.*
  10.2       Deed of Novation of the Mortgage Origination and Management Agreement.*
  10.3       Deed of Amendment of the Mortgage Origination and Management Agreement.*
  10.4       Amending Deeds of the Mortgage Origination and Management Agreement.*
  10.4.1     Nomination Notice -- SMHL Mortgage Origination and Management Agreement.*
  10.5       Form of Fixed-Floating Rate Swap.*
  10.6       Management Support Deed.*
  10.6.1     Amending Deed to the Management Support Deed.*
  10.7       Form of Payment Funding Facility.*
  10.8       Form of the Cross Currency Swap.*
  10.9       Form of Redraw Funding Facility Agreement.*
  10.10      Form of Top-Up Funding Facility Agreement.*
  23.1       Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.1 hereof).*
  23.2       Consent of Greenwoods & Freehills Pty Limited (included in Exhibit 8.2 hereof).*
  23.3       Consent of Freehills (included in Exhibit 99.1 hereof).*
  24.1       Power of Attorney (included on signature pages of the Registration Statement).*
  25.1       Statement of Eligibility of Note Trustee.*
  99.1       Opinion of Freehills as to Enforceability of U.S. Judgments under Australian Law.*

*  Previously filed.